Exhibit 10.7

GUARANTY

THIS GUARANTY is made this 28th day of April, 2006, by EVANS & SUTHERLAND COMPUTER CORPORATION, a Utah corporation (hereinafter the “Guarantor”).

W I T N E S S E T H:

WHEREAS, SPITZ, INC., a Delaware corporation (hereinafter the “Borrower”), has requested FIRST KEYSTONE BANK (hereinafter the “Lender”), to lend it the sum of Three Million Dollars ($3,000,000.00) (hereinafter the “Loan”), to be advanced pursuant to that certain Line of Credit Agreement between Borrower, Guarantor and Lender dated even date herewith (the “Loan Agreement”), to support Borrower’s working capital needs; and

WHEREAS, Borrower has executed even date herewith and delivered to Lender a Line of Credit Note in the amount of up to Three Million Dollars ($3,000,000.00) (hereinafter the “Note”), secured by, among other things, a Security Agreement of even date herewith granting to Lender a security interest in all personal property of Borrower (hereinafter the “Security Agreement”) and that certain Open-End Mortgage and Security Agreement dated even date herewith (hereinafter the “Mortgage”) encumbering the premises known as Route 1, Chadds Ford Township, Delaware County, Pennsylvania; and

WHEREAS, Lender has agreed to extend the Loan to Borrower in consideration, among other things, of the covenants and obligations made and assumed by Guarantor as herein set forth; and

WHEREAS, Guarantor has consented to the execution and delivery of the Note, Mortgage and Security Agreement; and

WHEREAS, the outstanding principal balance of the Note, together with interest and all other sums due or to become due thereunder is referred to herein as the “Indebtedness”; and

WHEREAS,  Guarantor has agreed to make this Guaranty in consideration of the agreement of Lender to make the Loan to Borrower evidenced by the Note, as hereinafter provided; and

JONES, STROHM & GUTHRIE	10 Beatty Road
A Professional Corporation	Media, Pennsylvania 19063
Attorneys At Law	Telephone (610) 565-7100
Fax (610) 565-7180

WHEREAS, in order to induce Lender to accept the Note, Mortgage and Security Agreement, the Guarantor herein executes this Guaranty.

NOW THEREFORE, for good and valuable consideration, intending to be legally bound hereby, Guarantor agrees as follows:

1.                                       Guaranty of Performance. Guarantor absolutely and unconditionally, jointly and severally, guarantees to Lender the payment and performance of the conditions of the Note, pursuant to the terms and conditions set forth therein, together with all reasonable legal and other expenses of collection, and hereby expressly and unconditionally waives demand, notice of presentment and non-payment, protest and notice of protest, of the Note, and agrees that the time for payment thereof may be extended by Lender without notice to or further consent from the Guarantor. Guarantor further agrees to pay the full unpaid principal, interest and other charges due under the Note when owing immediately upon written notice of an Event of Default as to any one or more of the terms and conditions of the Note, Security Agreement, Mortgage, Loan Agreement or any other document executed by Borrower and/or Guarantor and delivered to Lender in connection with the Loan (collectively referred to herein as the “Loan Documents”), it being agreed between the parties hereto that the full balance when due and owing on the Note shall become due and payable upon acceleration by the Lender in accordance with the terms of the Note.

2.                                       No Waiver. Any waiver by Lender of an Event of Default under the Loan Documents, and any failure on the part of Lender to enforce its rights against Borrower, or its successors or assigns, shall not affect the absolute and unconditional liability of the Guarantor. Any extensions of time granted by Lender to Borrower, or its successors or assigns, shall not release the Guarantor from its obligations hereunder.

3.                                       Actions Not Affecting Guarantor’s Liability. In addition to (but not in limitation of) all of the foregoing provisions, Lender may take any of the following actions (with or without notice to the Guarantor) without affecting the liability of the Guarantor in any way:

a.                                       release, exchange, increase or decrease, or surrender all or any part of the security held by it for the Indebtedness, or substitute new security for all or any portion thereof, whether or not the new security shall be equal in value with the security substituted;

b.                                      recast, extend or modify all or any portion of the Indebtedness;

c.                                       grant waivers, extensions, renewals or other indulgences under the Note;

d.                                      modify or amend any of the terms, provisions or agreements contained in the Note;

e.                                       vary, exchange, release or discharge, wholly or partially, or delay in or abstain from perfecting or enforcing any security or guaranty of the Note;

f.                                         accept partial payment or performance of the Note from the Borrower; or

g.                                      compromise or make any settlement or other arrangement with the Borrower.

4.                                       Direct Proceedings Against Guarantor. This shall be an agreement of suretyship as well as of guaranty. Liability on this Guaranty shall not be conditional or contingent upon the pursuance by Lender or anyone else of whatever remedies it may have against Borrower, or its successors or assigns, nor shall Lender be required to foreclose, exhaust, or in any other way look for the security which it now has or which it may obtain or in the future may acquire. Not in limitation of the generality of the foregoing, the liability of Guarantor hereunder shall remain effective and enforceable even though Borrower’s liability under the Note may be unenforceable, or recovery against the Borrower may be barred by the statute of limitations or otherwise, it being further understood and agreed that Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower. The obligations and liabilities of Guarantor hereunder and any other guarantor/surety of the Borrower’s liabilities and obligations under the Note, the Security Agreement, the Mortgage and other Loan Documents, and all extensions, modifications and/or renewals thereof, shall be joint and several.

5.                                       Extensions or Renewals. Liability of the Guarantor hereunder shall be a continuing one and shall extend to any and all notes or other evidences of indebtedness which may be given in extension, modification, increase or renewal of the present indebtedness of the Borrower evidenced by the Note.

6.                                       Representations and Warranties  The Guarantor hereby represents and warrants that:

a.                                       The Guarantor has no offsets, counterclaims or defenses against the Indebtedness or this Guaranty, and has the legal capacity to enter into this Guaranty and to perform Guarantor’s obligations hereunder.

b.                                      This Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable against Guarantor in accordance with its terms.

c.                                       There is no action, suit, proceeding, inquiry or investigation, at law or in equity, or before or by any court, public board or body, pending, or within the knowledge of the Guarantor threatened, wherein an unfavorable decision, ruling or finding would adversely affect the validity or enforceability of this Guaranty or any of the Loan Documents.

d.                                      Neither the execution and delivery of this Guaranty, the consummation of the transactions contemplated hereunder nor the fulfillment of or compliance with the terms and conditions obtained herein is prevented or limited by, or would be prevented or limited by, or conflict with, or breach, the terms, conditions or provisions of any law, rule, regulations, order of any court or governmental agency, or any evidence of indebtedness, agreement or instrument of whatever nature to which the Guarantor (or any company, corporation or other business entity controlled by the Guarantor or affiliated with any one of them) is now a party, or to which the Guarantor or any such entity is bound, or constitutes a default under any of the foregoing. Such execution, delivery, consummation and performance will not result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Guarantor or any such entity, except as contemplated in the Loan Documents.

e.                                       The assumption by the Guarantor of its obligations hereunder will result in material benefits to the Guarantor.

f.                                         Neither this Guaranty nor any other document, certificate or statement furnished to the Lender by or on behalf of the Borrower or the Guarantor contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading or incomplete. The financial statements and tax returns of Guarantor delivered to Lender prior to the date hereof are Guarantor’s most current financial statements and tax returns available for public distribution and fully and accurately present the financial condition and income of Guarantor as of the date thereof, in accordance with generally accepted accounting principles consistently applied.

g.                                      As provided in the Loan Agreement, the proceeds of the Note are to be applied by the Borrower to its business purposes and no part thereof shall be used for the personal, household or consumer purposes of the Borrower or the Guarantor.

7.                                       Compliance With Loan Documents. The Guarantor shall cause the Borrower to fully perform and observe all of the covenants, agreements and obligations of the Borrower under the Note, Security Agreement, the Mortgage and all other Loan Documents.

8.                                       Waiver of Subrogation. The Guarantor waives and relinquishes any right of subrogation or other right of reimbursement, contribution or indemnification from the Borrower or the Borrower’s estate and any other right or payment from the Borrower or the Borrowers’ estate, arising out of or on account of any sums paid or agreed to be paid by Guarantor under this Guaranty, whether any such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured. The provisions of this subparagraph are made for the express benefit of Borrower as well as Lender and may be enforced independently by Borrower and Lender.

9.                                       Event of Default. Any one or more of the following shall constitute an “Event of Default” hereunder:

a.                                       Failure of the Guarantor to make any payments or perform Guarantor’s obligations pursuant to the terms hereof, provided, however, Lender shall, in accordance with the terms of the Loan Agreement, give to Guarantor all notices of default under the Loan, and Guarantor shall have the same opportunity to cure, if any, as are applicable with respect to the Borrower under the Loan Documents with any applicable cure period running concurrently with any cure period applicable to Borrower.

b.                                      If any representation or warranty made by the Guarantor pursuant to or in connection with this Guaranty or any report, certificate, financial statement or other instrument or document furnished by the Guarantor hereunder shall prove to be false or misleading in any material respect.

c.                                       After the giving of any applicable notice and expiration of any applicable cure period, the occurrence of an event of default under the Note, the Security Agreement, the Mortgage or any of the other Loan Documents.

10.                                 Remedies. Lender shall provide Guarantor with notice of the occurrence of any Event of Default in accordance with the Notice provisions contained in the Note. If any one or more Events of Default shall occur under this Guaranty,  then in each case, the Lender shall have all rights and remedies, including, but not limited to, the right to (i) cause all amounts payable hereunder and pursuant to the Note to be immediately due and payable, whereupon the same shall become immediately due and payable; (ii) take any other action available either in law or in equity to enforce performance or collect any amounts due or thereafter to become due under this Guaranty, the Note, the Security Agreement, the Mortgage or other Loan Documents and exercise all rights and remedies of the Lender thereunder; or (iii) enforce the observance of any of the covenants or obligations of the Guarantor under this Guaranty, Note, Loan Agreement, Security Agreement, Mortgage or any other Loan Document.

11.                                 Indemnification. The Guarantor shall defend, hold harmless, and indemnify the Lender from and against any and all claims, liabilities, judgments, liens, losses, damages, costs, expenses, attorneys fees, and consultants fees incurred by or imposed upon the Lender relating to any obligations on the part of the Borrower as set forth in an Environmental Indemnity Agreement of even date herewith.

12.                                 Costs of Suit. This Guaranty shall include all reasonable attorneys’ fees, expenses, and disbursements incurred by Lender in the collection or enforcement of payment or performance by Borrower of any obligation of Borrower to Lender, and in the collection or enforcement of payment or performance by Guarantor hereunder.

13.                                 Forbearance. Neither the failure nor any delay on the part of Lender to exercise any right, remedy, power or privilege under this Guaranty (a “Right”) shall operate as a waiver thereof, nor shall any single or partial exercise of any Right preclude any other or further exercise of the same or of any other Right, nor shall any waiver of any Right with respect to any occurrence be construed as a waiver of such Right with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

14.                                 Warrant of Borrowers Agreements and Representations. The Guarantor further unconditionally guarantees to the same effect as above stated, the proper performance of any and all agreements, representations, warranties and undertakings given to Lender by Borrower in connection with the Loan by way of collateral security.

15.                                 Bankruptcy. This Guaranty shall be a continuing Guaranty and (whether or not Guarantor shall have any notice or knowledge of any of the following) the liability and obligation of Guarantor hereunder shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged, or in any way impaired by any bankruptcy, insolvency, reorganization arrangement, or similar proceeding relating to Borrower or any co-Guarantor, or their properties.

16.                                 Waiver of Notice and Defense. The Guarantor hereby consents to all of the terms and provisions of the Note, as the same may be from time to time amended or modified. The Guarantor hereby irrevocably waives:

a.                                       Notice of acceptance of this Guaranty and notice that the Note has been accepted by the Lender in reliance hereon;

b.                                      Notice of any amendment or any change in the terms of the Note or any of the other Loan Documents or any other present or future agreement relating directly or indirectly thereto;

c.                                       Notice of any default under the Note or any other Loan Document, or any other present or future agreement relating directly or indirectly thereto;

d.                                      Demand for performance or observance of and enforcement of any provisions of the Note, the Security Agreement, the Mortgage or any other Loan Document or any pursuit or exhaustion of any rights or remedies against the Borrower thereunder, or any other obligor who becomes liable in any manner for any of the Indebtedness, and any requirement of diligence or promptness on the part of the Lender in connection therewith;

e.                                       Diligence, presentment, protest, notice of dishonor and notice of default in the payment of any amount at any time payable by the Borrower under or in connection with the Note;

f.                                         The benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof, and agrees that any payment of any indebtedness or other act which shall toll any statute of limitations applicable to the Note shall similarly operate to toll such statute of limitations applicable to Guarantor’s liability hereunder; or

g.                                      The benefit of laws exempting property from levy or execution.

17.                                 Successors and Assigns. The parties hereto agree that this Guaranty shall bind and inure to the benefit of the Lender and its successors and assigns.

18.                                 Governing Law. This Guaranty shall be governed by the substantive law of the Commonwealth of Pennsylvania.

19.                                 Assignment. Lender may assign this Guaranty in whole or in part to a party to whom the Note is assigned.

20.                                 Set-Off. In addition to all liens upon, and rights of set-off against the monies, securities, or other property of Guarantor given to Lender by law, Lender shall have a lien upon and a right of set-off against all monies, securities and other property of Guarantor now or hereafter in the possession of Lender. Every such lien and right of set-off may be exercised without demand upon or notice to Guarantor, no lien or right of set-off shall be deemed to have been waived by any act or conduct on the part of Lender, or by any neglect to exercise such right of set-off or to enforce such lien, or by any delay in so doing, and every right of set-off and lien shall continue in full force and effect until such right of set-off or lien is specifically waived or released by an instrument in writing executed by Lender.

21.                                 Subordination of Indebtedness. Any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to this Guaranty, the Note, the Mortgage and the Security Agreement. Any such indebtedness of Borrower to Guarantor is assigned to Lender as security for this Guaranty and the Note and, if upon an Event of Default under this Guaranty, Lender so requests, shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the amounts due under the Note but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Any such notes now or hereafter evidencing such indebtedness of Borrower to Guarantor shall be marked with a legend that the same are subject to this agreement and, if Lender so requests, shall be delivered to Lender.

22.                                 Intent of Language. Reference to the Guarantor shall mean each Guarantor named above. The obligations of the Guarantor hereunder shall be joint and several. When such interpretation is appropriate, all words in the singular used herein shall include the plural, and all words in the masculine shall also mean the feminine, as the case may be.

23.                                 Severability. If any term, provision, covenant or condition hereof should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all other provisions, covenants and conditions hereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

24.                                 No Set-Off. The Guarantor shall make all payments required hereunder, free of any deductions, and without abatement, deduction, or setoff.

CONFESSION OF JUDGMENT

25.                                 THE FOLLOWING SECTION SETS FORTH WARRANTS OF ATTORNEY FOR ANY ATTORNEY TO CONFESS JUDGMENTS AGAINST GUARANTOR. IN GRANTING THESE WARRANTS OF ATTORNEY TO CONFESS JUDGMENTS AGAINST GUARANTOR, GUARANTOR HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY, AND UNCONDITIONALLY WAIVE(S) ANY AND ALL RIGHTS GUARANTOR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE COMMONWEALTH OF PENNSYLVANIA AND THE UNITED STATES OF AMERICA.

UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, GUARANTOR HEREBY AUTHORIZES ANY ATTORNEY OF ANY COURT OF RECORD IN PENNSYLVANIA, OR ELSEWHERE, TO APPEAR FOR GUARANTOR IN ANY ACTION BROUGHT ON THIS GUARANTY, AND TO CONFESS JUDGMENT AGAINST GUARANTOR FOR ALL PRINCIPAL AND INTEREST AND ALL OTHER SUMS THEN DUE PURSUANT TO THE TERMS OF THE NOTE, SECURITY AGREEMENT, LOAN AGREEMENT, AND SUCH OTHER LOAN DOCUMENTS, OR ANY OF THEM, AND FOR COSTS OF SUIT AND AN ATTORNEY’S COMMISSION OF THE LESSER OF THE ACTUAL FEES INCURRED, OR TEN PERCENT (10%) OF THE AMOUNT CONFESSED, TOGETHER WITH INTEREST ON ANY JUDGMENT OBTAINED BY LENDER AT THE RATE OF INTEREST SPECIFIED IN THE NOTE AFTER DEFAULT, INCLUDING INTEREST AT THAT RATE FROM AND AFTER THE DATE OF ANY SHERIFF’S SALE UNTIL ACTUAL PAYMENT IS MADE BY THE SHERIFF TO LENDER OF THE FULL AMOUNT DUE LENDER, AND FOR SO DOING THIS SHALL BE A GOOD AND SUFFICIENT WARRANT. GUARANTOR WAIVES AND RELINQUISHES ALL ERRORS, DEFECTS, AND IMPERFECTIONS IN THE ENTRY OF JUDGMENT AS AFORESAID, OR IN ANY PROCEEDING PURSUANT THERETO, AND ALL BENEFITS UNDER ANY LAW OR RULE OF COURT RELATING TO A STAY OF EXECUTION OR EXEMPTING ANY PROPERTY FROM LEVY OR SALE UNDER EXECUTION. THE AUTHORITY HEREIN GRANTED TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL ALL OBLIGATIONS OF BORROWER TO LENDER HAVE BEEN FULLY DISCHARGED.

/s/ DHB
(Initials of Officer of Guarantor)

WAIVER OF JURY TRIAL

26.                                 GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT GUARANTOR MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS GUARANTY, OR THE BORROWER’S OBLIGATIONS UNDER THE NOTE, THE SECURITY AGREEMENT, THE LOAN AGREEMENT, ANY OTHER DOCUMENT OR INSTRUMENT RELATING HERETO OR THERETO, ANY OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BORROWER OR THE GUARANTOR IN CONNECTION HEREWITH OR THEREWITH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO MAKE THE LOAN EVIDENCED BY THE NOTE.

/s/ DHB
(Initials of Officer of Guarantor)

IN WITNESS WHEREOF, Guarantor has executed and sealed this Guaranty the day and year first above written.

WITNESS:		GUARANTOR:
EVANS & SUTHERLAND COMPUTER CORPORATION, a Utah Corporation

/s/ Leng Lee	BY:	/s/ David H. Bateman
Witness

/s/ Leng Lee	ATTEST:	/s/ Lance Sessions
Witness